UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 23, 2020

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

715 South Street, Mayville, Wisconsin 53050

(Address of principal executive offices, including zip code)

(920) 387-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Mayville Engineering Company, Inc. (the “Company”) intends to hold its first Annual Meeting of Shareholders (the “Annual Meeting”) as a publicly-traded company on May 12, 2020, at a time and location to be specified in the Company’s proxy statement related to the Annual Meeting. The Company’s board of directors has set March 9, 2020 as the record date for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Under the proxy rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), the Company has set February 10, 2020 as the deadline for submitting a shareholder proposal for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to SEC Rule 14a-8. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, and be received by the Company’s Secretary no later than February 10, 2020 for such proposal to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

For details on how a shareholder who intends to present business, other than a shareholder proposal pursuant to Rule 14a-8, at the Annual Meeting please see “Description of Our Capital Stock—Anti-Takeover Effects of Various Provisions of Wisconsin Law, Our Amended and Restated Articles of Incorporation, Our Bylaws and Our Credit Agreements—Meeting Procedures; Advance Notice Requirements for Shareholder Proposals and Director Nominations; Procedures for Calling a Special Meeting” in the Company’s final prospectus, dated May 8, 2019, filed with the SEC pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, on May 10, 2019 (included as part of the Company’s Registration Statement on Form S-1, Registration No. 333-230840).

Shareholder proposals or nominations pursuant to any of the foregoing should be sent to the Company at its principal executive offices: Mayville Engineering Company, Inc., 715 South Street, Mayville, Wisconsin 53050, Attention: Secretary.

Item 9.01.	Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits. The exhibit listed in the exhibit index below is being filed herewith.

EXHIBIT INDEX

Exhibit Number

10	Form of Stock Option Award Agreement under the Mayville Engineering Company, Inc. 2019 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: January 29, 2020	By:	/s/ Todd M. Butz
Todd M. Butz
Chief Financial Officer

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